Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

--------------------------------------------------------- In re: STARRY GROUP HOLDINGS, INC., et al.,[1] Debtors. ---------------------------------------------------------	x : : : : : : : x	Chapter 11 Case No. 23-10219 (KBO) (Jointly Administered) Docket Ref. Nos. 6 and 74

NOTICE OF INTERIM ORDER (I) ESTABLISHING NOTIFICATION
PROCEDURES AND APPROVING RESTRICTIONS ON CERTAIN
TRANSFERS OF, OR WORTHLESSNESS DEDUCTIONS WITH RESPECT
TO, STOCK OF THE DEBTORS AND (II) GRANTING RELATED RELIEF

TO ALL PERSONS WITH STOCK OWNERSHIP OF THE DEBTORS:

PLEASE TAKE NOTICE THAT on February 20, 2023 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”) commenced voluntary cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE THAT, on the Petition Date, the Debtors filed a motion [Docket No. 6] (the “Motion”)2 seeking entry of an order pursuant to sections 105, 362, and 541 of the Bankruptcy Code establishing certain procedures (the “Stock Procedures” and the “Worthless Stock Deduction Procedures”) with respect to direct and indirect trading, transfers of, and worthlessness deductions with respect to, stock of Starry Group Holdings, Inc. (“Starry Group Stock”).

PLEASE TAKE FURTHER NOTICE THAT on February 23, 2023, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered an interim order [Docket No. 74] (the “Interim Order”) approving the Stock Procedures and Worthless Stock Deduction Procedures. A final hearing on the Motion is scheduled on March 22, 2023 at 2:00 p.m. (Eastern Time) (the “Final Hearing”). Any objections to the relief granted in the Interim Order must be filed with the Court and served on proposed counsel for the Debtors SO AS TO BE ACTUALLY RECEIVED no later than seven days before the Final Hearing (the “Objection Deadline”).

[1] The debtors in these cases, along with the last four digits of each debtor’s federal tax identification number, are: Starry Group Holdings, Inc. (9355); Starry, Inc. (9616); Connect Everyone LLC (5896); Starry Installation Corp. (7000); Starry (MA), Inc. (2010); Starry Spectrum LLC (N/A); Testco LLC (5226); Starry Spectrum Holdings LLC (9444); Widmo Holdings LLC (9208); Vibrant Composites Inc. (8431); Starry Foreign Holdings Inc. (3025); and Starry PR Inc. (1214). The debtors’ address is 38 Chauncy Street, Suite 200, Boston, Massachusetts 02111.

[2] Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Motion.

PLEASE TAKE FURTHER NOTICE THAT if an objection is timely filed, served, and received before the Objection Deadline, such objection will be heard at the Final Hearing on the Motion. If no objections are timely filed and served in accordance with the procedures set forth herein, proposed counsel to the Debtors will file a certification of counsel to that effect attaching a final form of order and the Court may enter a final order granting the Motion without further notice and in advance of the Final Hearing.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Interim Order, the following Stock Procedures and Worthless Stock Deduction Procedures are in effect:

Stock Procedures

a.
Any purchase, sale, or other transfer of Starry Group Stock in violation of these Stock Procedures (including the notice requirements set forth herein and in the Interim Order) will be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code.
b.
Notice of Substantial Stock Ownership. Any Person that Beneficially Owns, at any time on or after the Petition Date, at least 7,566,341 shares of Starry Group Stock (representing approximately 4.5 percent of all issued and outstanding shares of Starry Group Stock) (a “Substantial Stockholder”) must file with the Court and serve on (i) Starry Group Holdings, Inc. (Attn: Courtney Norton (Email: cnorton@starry.com)); (ii) proposed counsel to the Debtors, (1) Latham & Watkins LLP, (A) 355 South Grand Avenue, Suite 100, Los Angeles, California 90071 (Attn: Ted A. Dillman, Jeffrey T. Mispagel, and Nicholas J. Messana, Esq. (Emails: ted.dillman@lw.com, jeffrey.mispagel@lw.com, and nicholas.messana@lw.com)) and (B) 330 North Wabash Avenue, Suite 2800, Chicago, Illinois 60611 (Attn: Jason B. Gott, Esq. (Email: jason.gott@lw.com)), and (2) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, Delaware 19801 (Attn: Kara Hammond Coyle, Joseph M. Mulvihill, and Timothy R. Powell (Emails: kcoyle@ycst.com, jmulvihill@ycst.com, and tpowell@ycst.com)); (iii) counsel to ArrowMark Agency Services LLP as DIP Agent and Prepetition Agent, (1) Sheppard, Mullin, Richter & Hampton LLP, (A) 333 South Hope Street, 43rd Floor, Los Angeles, California 90071 (Attn: Kyle J. Mathews (KMathews@sheppardmullin.com)) and (B) 321 North Clark Street, 32nd Floor, Chicago, Illinois 60654 (Attn: Bryan V. Uelk (BUelk@sheppardmullin.com) and Catherine Jun (CJun@sheppardmullin.com)), and (2) Potter Anderson & Corroon LLP, Hercules Plaza, 1313 North Market Street, 6th Floor, P.O. Box 951, Wilmington, Delaware 19801 (Attn: L. Katherine Good (Email: kgood@potteranderson.com)); (iv) counsel to any statutory committee appointed in the Chapter 11 Cases, if any (each, an “Official Committee”); and (v) the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801 (Attn: Benjamin Hackman (Email: Benjamin.A.Hackman@usdoj.gov)) (collectively, the “Disclosure Parties”) a notice of such Person’s Starry Group Stock ownership (a “Substantial Stock Ownership Notice”), in substantially the form attached to the Motion as Exhibit

E, which describes specifically and in detail such Person’s ownership of Starry Group Stock, on or before the date that is the later of (x) 20 calendar days after the date of entry of the Interim Order and (y) five calendar days after becoming a Substantial Shareholder. At the election of the filing Person, the Substantial Stock Ownership Notice to be filed with the Court (but not the Substantial Stock Ownership Notice that is served on the Disclosure Parties) may be redacted to exclude the taxpayer identification number.
c.
Acquisition of Starry Group Stock. At least 20 calendar days before the proposed date of any transfer of Starry Group Stock, exercise of any Option to acquire Starry Group Stock, or other transaction that would result in an increase in the amount of Starry Group Stock Beneficially Owned, by any Person that currently is or, as a result of the proposed transaction, would be a Substantial Stockholder (a “Proposed Stock Acquisition Transaction”), such Person or Substantial Stockholder (a “Proposed Stock Transferee”) must file with the Court and serve on the Disclosure Parties a notice of such Proposed Stock Transferee’s intent to purchase, acquire, or otherwise accumulate Starry Group Stock (a “Stock Acquisition Notice”), in substantially the form attached to the Motion as Exhibit F, which describes specifically and in detail the Proposed Stock Acquisition Transaction. At the election of the filing Person, the Stock Acquisition Notice to be filed with the Court (but not the Stock Acquisition Notice that is served on the Disclosure Parties) may be redacted to exclude the taxpayer identification number.
d.
Disposition of Starry Group Stock. At least 20 calendar days before the proposed date of any transfer of Starry Group Stock, or other transaction, that would result in a decrease in the amount of Starry Group Stock Beneficially Owned by any Person that before such transfer is a Substantial Stockholder (a “Proposed Stock Transfer”), such Person or Substantial Stockholder (a “Proposed Stock Transferor”) must file with the Court and serve on the Disclosure Parties a notice of such Proposed Stock Transferor’s intent to transfer Starry Group Stock (a “Stock Transfer Notice”), in substantially the form attached to the Motion as Exhibit G, which describes specifically and in detail the Proposed Stock Transfer. At the election of the filing Person, the Stock Transfer Notice to be filed with the Court (but not the Stock Transfer Notice that is served on the Disclosure Parties) may be redacted to exclude the taxpayer identification number.
e.
Objection Procedures. The Debtors, the DIP Agent, and any Official Committee will have 20 calendar days after the receipt of a Stock Acquisition Notice or a Stock Transfer Notice (the “Stock Procedure Objection Period”) to file with the Court and serve on a Proposed Stock Transferee or Proposed Stock Transferor, as applicable, an objection (a “Stock Procedure Objection”) to any Proposed Stock Acquisition Transaction described in such Stock Acquisition Notice or any Proposed Stock Transfer described in such Stock Transfer Notice. If the Debtors, the DIP Agent, or any Official Committee files a Stock Transfer Objection by the expiration of the Stock Transfer Objection Period (the “Stock Procedure Objection Deadline”), then the applicable Proposed Stock Acquisition Transaction or Proposed Stock Transfer will not be effective unless approved by a final and non-appealable order of the Court or such Stock Procedure Objection is withdrawn. If none of the Debtors, the DIP Agent, or any Official Committee file a Stock Procedure Objection by the Stock Procedure Objection Deadline, or if the Debtors, the DIP Agent, and any and all Official Committees provide written authorization to the Proposed Stock Transferee or the Proposed Stock Transferor, as applicable, approving the Proposed Stock Acquisition Transaction or Proposed Stock Transfer, then such Proposed Stock Acquisition Transaction or Proposed Stock Transfer may proceed solely as specifically described in the relevant Stock Acquisition Notice or Stock Transfer Notice, as applicable. Any further or alternative Proposed Stock Acquisition Transaction or Proposed Stock Transfer must be the subject of an additional Stock Acquisition Notice or Stock Transfer Notice, as applicable, and Stock Procedure Objection Period.
f.
Objection Procedures. The Debtors, the DIP Agent, and any Official Committee will have 20 calendar days after the receipt of a Stock Acquisition Notice or a Stock Transfer Notice (the “Stock Procedure Objection Period”) to file with the Court and serve on a Proposed Stock Transferee or Proposed Stock Transferor, as applicable, an objection (a “Stock Procedure Objection”) to any Proposed Stock Acquisition Transaction described in such Stock Acquisition Notice or any Proposed Stock Transfer described in such Stock Transfer Notice. If the Debtors, the DIP Agent, or any Official Committee files a Stock Transfer Objection by the expiration of the Stock Transfer Objection Period (the “Stock Procedure Objection Deadline”), then the applicable Proposed Stock Acquisition Transaction or Proposed Stock Transfer will not be effective unless approved by a final and non-appealable order of the Court or such Stock Procedure Objection is withdrawn. If none of the Debtors, the DIP Agent, or any Official Committee file a Stock Procedure Objection by the Stock Procedure Objection Deadline, or if the Debtors,3 the DIP Agent, and any and all Official Committees provide written authorization to the Proposed Stock Transferee or the Proposed Stock Transferor, as applicable, approving the Proposed Stock Acquisition Transaction or Proposed Stock Transfer, then such Proposed Stock Acquisition Transaction or Proposed Stock Transfer may proceed solely as specifically described in the relevant Stock Acquisition Notice or Stock Transfer Notice, as applicable. Any further or alternative Proposed Stock Acquisition Transaction or Proposed Stock Transfer must be the subject of an additional Stock Acquisition Notice or Stock Transfer Notice, as applicable, and Stock Procedure Objection Period.

Worthless Stock Deduction Procedures

a.
Any purchase, sale, or other transfer of Starry Group Stock in violation of these Stock Procedures (including the notice requirements set forth herein and in the Interim Order) will be null and void ab initio as an act in violation of the automatic stay under sections 362 and 105(a) of the Bankruptcy Code.
b.
Notice of 50-percent Stock Ownership. Any person or entity that currently is or becomes a 50-percent shareholder, at any time on or after the Petition Date, must file with the Court, and serve on the Disclosure Parties a notice of such person or entity’s 50-percent stock ownership (a “50‑percent Stock Ownership Notice”), in substantially the form attached to the Motion as Exhibit H, which describes specifically and in detail such person or entity’s ownership of Starry Group Stock, on or before the date that is the later of (x) 20 calendar days after the date of entry of the Interim Order and (y) five calendar days after becoming a Substantial Shareholder. At the election of the filing person or entity, the 50-percent Stock Ownership Notice to be filed with the Court (but not the 50-percent Stock Ownership Notice that is served upon the Disclosure Parties) may be redacted to exclude the taxpayer identification number.
c.
Worthless Stock Deduction. At least 20 calendar days before filing any income tax return, or amendment to such a return, taking any worthlessness deduction with respect to Starry Group Stock for a tax year ending before the consummation of a debt-for-stock recapitalization (or, if applicable, a chapter 11 sale process), such 50-percent shareholder must file with the Court, and serve on the Disclosure Parties, an advance written notice of the intended worthlessness deduction, in substantially the form attached to the Motion as Exhibit I (a “Notice of Intent to Take a Worthless Stock Deduction”). At the election of the filing person or entity, the Notice of Intent to Take a Worthless Stock Deduction to be filed with the Court (but not the Notice of Intent to Take a Worthless Stock Deduction that is served on the Disclosure Parties) may be redacted to exclude the taxpayer identification number.
d.
Objection Procedures. The Debtors, the DIP Agent, and any Official Committee will have 20 calendar days after the receipt of a Notice of Intent to Take a Worthless Stock Deduction (the “Worthless Stock Objection Period”) to file with the Court and serve on such 50-percent shareholder an objection (a “Worthless Stock Objection”) to any proposed worthlessness deduction described in such Notice of Intent to Take a Worthless Stock Deduction. If the Debtors, the DIP Agent, or any Official Committee files a Worthless Stock Objection by the expiration of the Worthless Stock Objection Period (the “Worthless Stock Objection Deadline”), then the filing of the income tax return with such deduction will not be permitted or effective unless approved by a final and non-appealable order of the Court or such objection is withdrawn. If none of the Debtors, the DIP Agent, or any Official Committee file a Worthless Stock Objection by the Worthless Stock Objection Deadline, then such deduction will be permitted as set forth in the Notice of Intent to Take a Worthless Stock Deduction. Any further income tax returns within the scope of the Worthless Stock Deduction Procedures must be the subject of an additional Notice of Intent to Take a Worthless Stock Deduction and Worthless Stock Objection Period.

PLEASE TAKE FURTHER NOTICE THAT, upon the request of any person, proposed counsel to the Debtors, (i) Latham & Watkins LLP, (1) 355 South Grand Avenue, Suite 100, Los Angeles, California 90071 (Attn: Ted A. Dillman, Jeffrey T. Mispagel, and Nicholas J. Messana, Esq. (Emails: ted.dillman@lw.com, jeffrey.mispagel@lw.com, and nicholas.messana@lw.com)) and (2) 330 North Wabash Avenue, Suite 2800, Chicago, Illinois 60611 (Attn: Jason B. Gott, Esq. (Email: jason.gott@lw.com)), and (ii) Young Conaway Stargatt & Taylor, LLP, Rodney Square,

1000 North King Street, Wilmington, Delaware 19801 (Attn: Kara Hammond Coyle, Joseph M. Mulvihill, and Timothy R. Powell (Emails: kcoyle@ycst.com, jmulvihill@ycst.com, and tpowell@ycst.com)), will provide a form of each of the required notices described above.

PLEASE TAKE FURTHER NOTICE THAT a copy of the Interim Order may be obtained free of charge online at http://www.kccllc.net/Starry.

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE WILL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PRESCRIBED BY SECTION 362 OF THE BANKRUPTCY CODE.

ANY PROHIBITED PURCHASE, ACQUISITION, ACCUMULATION, SALE, TRADE, OR OTHER TRANSFER OF STARRY GROUP STOCK IN VIOLATION OF THE INTERIM ORDER WILL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE COURT.

PLEASE TAKE FURTHER NOTICE THAT the requirements set forth in this Notice are in addition to the requirements of applicable securities, corporate, and other laws, and do not excuse compliance therewith.

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Dated: February 23, 2023 Wilmington, Delaware

YOUNG CONAWAY STARGATT & TAYLOR, LLP

/s/ Kara Hammond Coyle

Michael R. Nestor (No. 3526)

Kara Hammond Coyle (No. 4410)

Joseph M. Mulvihill (No. 6061)

Timothy R. Powell (No. 6894)

Rodney Square, 1000 North King Street

Wilmington, Delaware 19801

Telephone: (302) 571-6600

Facsimile: (302) 571-1253

Email: mnestor@ycst.com

      kcoyle@ycst.com
      jmulvihill@ycst.com

      tpowell@ycst.com

-and-

LATHAM & WATKINS LLP

Jeffrey E. Bjork (pro hac vice admission pending)

Ted A. Dillman (pro hac vice admission pending)
Jeffrey T. Mispagel (pro hac vice admission pending)

Nicholas J. Messana (pro hac vice admission pending)
355 South Grand Avenue, Suite 100

Los Angeles, California 90071

Telephone: (213) 485-1234

Facsimile: (213) 891-8763

Email: jeff.bjork@lw.com

   ted.dillman@lw.com

   jeffrey.mispagel@lw.com
   nicholas.messana@lw.com

Jason B. Gott (pro hac vice admission pending)

330 North Wabash Avenue, Suite 2800

Chicago, Illinois 60611

Telephone: (312) 876-7700

Facsimile: (312) 993-9767

Email: jason.gott@lw.com

Proposed Counsel for Debtors and Debtors in Possession